UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36401	39-1975614
(Commission File Number)	(I.R.S. Employer Identification No.)

7035 South High Tech Drive, Midvale, Utah	84047
(Address of Principal Executive Offices)	(Zip Code)

(801) 566-6681

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Sportsman’s Warehouse Holdings, Inc. (the “Company”) held its 2017 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2017. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: Election of Director

The Company’s stockholders elected the individual below to serve as a Class II director until the Company’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kent V. Graham	27,691,264	943,865	7,158,389
Greg P. Hickey	27,742,015	893,114	7,158,389
John V. Schaefer	28,423,477	211,652	7,158,389

Proposal 2: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2017.

5,612,719
Votes For	Votes Against	Abstentions
35,612,719	173,052	7,747

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

	By:	/s/ Kevan P. Talbot
Date: May 22, 2017		Kevan P. Talbot
Chief Financial Officer and Secretary